IVY FUNDS, INC.

Supplement dated May 21, 2009 to the

Statement of Additional Information dated July 31, 2008

The following disclosure replaces the corresponding paragraph in the non-fundamental operating policies section:
(5)

Each Fund (other than Ivy Asset Strategy Fund, Ivy High Income Fund, Ivy Municipal Bond Fund, Ivy Money Market Fund and Ivy Science and Technology Fund) does not currently intend to invest in non-investment grade debt securities and unrated securities judged by IICO to be of equivalent quality if, as a result, more than 5% of its total assets, respectively, would consist of such investments. Ivy Asset Strategy Fund may not invest more than 35% of its total assets in non-investment grade debt securities. Ivy High Income Fund may invest all of its assets in non-investment grade debt securities. Ivy Limited-Term Bond Fund does not currently intend to invest more than 50% of its total assets in securities rated in the lowest tier of investment grade debt securities (those rated BBB by S&P or Baa by Moody's). At least 80% of Ivy Municipal Bond Fund's net assets will consist of municipal bonds of investment grade. Ivy Money Market Fund may not invest in non-investment grade debt securities. Ivy Energy Fund may not invest more than 10% of its total assets in non-investment grade debt securities. Ivy Science and Technology Fund may not invest more than 20% of its total assets in non-investment grade debt securities.